                                                                      Exhibit 3A


                        The Commonwealth of Massachusetts

----------                                                FEDERAL IDENTIFICATION
Examiner                     MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS: 02108     No.  04-2713778
                                                                      ----------

                        RESTATED ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 74

          This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   ----------


          We,  Robert J. Shillman                              , President/, and
               Anthony J. Medaglia, Jr.                              , Clerk/ of


                               COGNEX CORPORATION
     ---------------------------------------------------------------------------
                              (Name of Corporation)

     located at 15 Crawford Street, Needham, Massachusetts 02194
                ----------------------------------------------------------------
     do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on June 27 , 1989, by vote of

     3,699,107   shares of      Class A Common      out of   4,785,114  shares outstanding,
     ---------               --------------------            ---------
                               (Class of Stock)

        21,802   shares of    Series A Preferred    out of      21,802  shares outstanding, and
     ---------               --------------------            ---------
                               (Class of Stock)

        10,000   shares of    Series B Preferred    out of      10,000  shares outstanding,*
     ---------               --------------------            ---------
                               (Class of Stock)


     being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

          1.   The name by which the corporation shall be known is:

                               COGNEX CORPORATION

          2.   The purposes for which the corporation is formed are as follows:

C   | |   See Page A-1 attached hereto.

P   | |

M   | |

RA  | |   *and 78,504 shares of Series C Preferred out of 78,504 shares outstanding, and 466,668 shares of Series D Preferred out of 500,002 shares outstanding,

----------
P.C.

     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.


     3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


                          WITHOUT PAR VALUE                WITH PAR VALUE
                          -----------------                --------------

CLASS OF STOCK            NUMBER OF SHARES       NUMBER OF SHARES     PAR VALUE
--------------            ----------------       ----------------     ---------
Preferred            -                                 400,000          $ .01
Common               -                              10,000,000          $.002

     *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

          See Pages B-1 thru B-5 attached hereto.





     *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

          None.





     *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

          See Pages C-1 thru C-12 attached hereto.



* If there are no such provisions, state "None".

2. The purpose for which the corporation is formed is as follows: To manufacture, invent, design, develop and to engage in research and consulting work in connection with the production of products for data processors for offices and other markets; to invent, design, discover, or acquire formulae, processes, improvements, inventions, designs, patents, licenses, copyrights, trademarks, trade names and trade secrets applicable to the foregoing and to hold, use, sell, license and otherwise deal in or dispose of the same; to acquire by purchase, deed, mortgage, lease or by any other method and to hold, maintain, operate, improve, develop, sell, exchange, lease, mortgage, pledge, hypothecate, loan money upon and otherwise deal in real and personal property of every kind, character and description and wheresoever situated, including without limitation the stock and securities of the corporation or of any other corporation; to lend money upon, credit or security to, to guarantee or assume obligations of, and to aid in any other manner other concerns wherever and however organized, any obligations of which or any interest in which shall be held by the corporation or in the affairs or prosperity of which the corporation has a lawful interest and to do all acts and things designed to protect, improve and enhance the value of such obligations and interests; and to carry on any business permitted and enjoy all rights and powers granted by the Commonwealth of Massachusetts to a corporation organized under Chapter 156B of the General Laws, as amended.



                                     - A-1 -

4.                        DESCRIPTION OF CAPITAL STOCK
                          ----------------------------

     A. AUTHORIZED SHARES. The aggregate number of shares which this Corporation shall have authority to issue is: 10,000,000 shares of common stock having a par value of $.002 per share (the "Common Stock") and 400,000 shares of preferred stock having a par value of $.01 per share (the "Series Preferred Stock").

     B. SERIES PREFERRED STOCK. Shares of Series Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of the Series Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights or privileges of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph D hereof, there is hereby expressly vested in the Board of Directors of the Corporation the authority to issue one or more series of the Series Preferred Stock and to fix in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Corporation the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights or privileges, and the qualifications, limitations or restrictions of such series, including, but without limiting the generality of the foregoing, the following:

     (1) The distinctive designation of, and the number of shares of the series Preferred Stock which shall constitute such series. The designation of a series of preferred stock need not include the words "preferred" or "preference" and may be designated "special" or other distinctive term. Unless otherwise provided in the resolution issuing such series, the number of shares of any series of the Series Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the Board of Directors in the manner prescribed by law;

     (2) The rate and times at which, and the terms and, conditions upon which, dividends, if any, on the Series Preferred Stock of such series shall be paid,




                                     - B-1 -
     the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the date from which such dividends shall be cumulative;

     (3) Whether the series shall be convertible into, or exchangeable for, at the option of the holders of the Series Preferred Stock of such series or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange, including provisions for the adjustment of any such conversion rate in such events as the Board of Directors shall determine;

     (4) Whether or not the Series Preferred Stock of such series shall be subject to redemption at the option of the Corporation or the holders of such series or upon the happening of a specified event, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, the Series Preferred Stock of such series may be redeemed;

     (5) The rights, if any, of the holders of the Series Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

     (6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Series Preferred Stock of such series; and

     (7) Subject to subparagraph 5 of Paragraph D hereof, whether such series of the Series Preferred Stock shall have full, limited or no voting powers including, without limiting the generality-of the foregoing, whether such series shall have the right, voting as a series by itself or together with other series of the Series Preferred Stock or all series of the Series Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment





                                     - B-2 -
     of dividends on any one or more series of the Series Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

C.   COMMON STOCK.

     (1) After the Corporation has complied with the requirements, if any, fixed in accordance with the provisions of Paragraph B hereof with respect to (a) dividends on series of the Series Preferred Stock (in accordance with the relative preferences among such series) and (b) the setting aside of sums as sinking funds or redemption or purchase accounts for series of the Series Preferred Stock (in accordance with the relative preferences among such series), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph B hereof, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends (either in cash, stock or otherwise) as may be declared from time to time by the Board of Directors out of assets of the Corporation legally available therefor and the holders of the Series Preferred Stock shall not be entitled to participate in any such dividends.

     (2) After distribution in full of the preferential amount, if any, to be distributed to the holders of series of the Series Preferred Stock (in accordance with the relative preferences among such series) in the event of voluntary or involuntary liquidation, distribution, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of Common Stock held by them respectively.

     (3) Except as may otherwise be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the shareholders.

D.   OTHER PROVISIONS.

     (1) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of



                                     - B-3 -
     other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations (including such holders or others) and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

     (2) The relative powers, preferences and rights of each series of the Series Preferred Stock in relation to the powers, preferences and rights of each other series of the Series Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph B hereof. The consent, by class or series vote or otherwise, of the holders of such of the series of the Series Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of the Series Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of the Series Preferred Stock adopted pursuant to Paragraph B hereof, the conditions if any, under which the consent of the holders of a majority (or such greater proportion as shall be fixed therein) of the outstanding shares of such series shall be required for the issuance of any or all other series of the Series Preferred Stock.

     (3) Subject to the provisions of subparagraph 2 of this Paragraph D, shares of any series of the Series Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

     (4) Shares of authorized Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.



                                     - B-4 -

     (5) The number of authorized shares of Common Stock and of the Series Preferred Stock, without a class or series vote, may be increased or decreased from time to time (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.


















                                     - B-5 -

     6. Other lawful provisions for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution or for limiting, defining or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     No Director or officer shall be disqualified by his office from dealing or contracting as vendor, purchaser or otherwise, whether in his individual capacity or through any other corporation, trust, association or firm in which he is interested as stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association or firm in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any Director or officer so dealing or contracting be liable to account for any profit or benefit realized through any such dealing or contract to the corporation or to any stockholder or creditor thereof solely because of the fiduciary relationship established by reason of his holding such Directorship or office. Any such interest of a Director shall not disqualify him from being counted in determining the existence of a quorum at any meeting nor shall any such interest disqualify him from voting or consenting as a Director or having his vote or consent counted in connection with any such dealing or contract.

     No stockholder shall be disqualified from dealing or contracting as vendor, purchaser or otherwise, either in his individual capacity or through any other corporation, trust, association or firm in which he is interested as stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association or firm in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any stockholder so dealing or contracting be liable to account for any profit or benefit realized through any such contract or dealing to the corporation or to any stockholder or creditor thereof by reason of such stockholder holding stock in the corporation to any amount, nor shall any fiduciary relationship be deemed to be established by such stockholding.

     Meetings of the stockholders of the corporation may be held at any place within the United States.

     The corporation may be a partner in any business enterprise it would have power to conduct by itself.


                                     - C-1 -

     The directors may make, amend or repeal the by-laws in whole or in part, except with respect to any provision thereof which by law, these Restated Articles of organization or the by-laws requires action by the stockholders.

     No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any statutory provision or other law imposing such liability, except for liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section sixty-one or sixty-two of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which the director derived an improper personal benefit.






                                     - C-2 -

     Classified Board of Directors

(1) The Directors of the corporation shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the whole number of the Board of Directors. If the number of Directors is not evenly divisible by three, the Board of Directors shall determine the number of Directors to be elected initially into each class. In the election of Directors at the Special Meeting of Stockholders in Lieu of the 1989 Annual Meeting, the Class I Directors shall be elected to hold office for a term to expire at the first annual meeting of the stockholders thereafter; the Class II Directors shall be elected to hold office for a term to expire at the second annual meeting of the stockholders thereafter; and the Class III Directors shall be elected to hold office for a term to expire at the third annual meeting of the stockholders thereafter, and in the case of each class, until their respective successors are duly elected and qualified. At each annual election held after the Special Meeting of Stockholders in Lieu of the 1989 Annual Meeting, the Directors elected to succeed those whose terms expire shall be identified as being of the same class as the Directors they succeed and shall be elected to hold office for a term to expire at the third annual meeting of the stockholders after their election, and until their respective successors are duly elected and qualified: if the number of Directors changes, any increase or decrease in Directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional Director elected to any class shall hold office for a term which shall coincide with the terms of the other Directors in such class and until his successor is duly elected and qualified.

(2) Notwithstanding any other provisions of these Articles of Organization or the by-laws of the corporation or the fact that a lesser percentage may be specified by law, these Articles of Organization or the by-laws of the corporation, the affirmative vote of the holders of at least eighty (80%) percent of the combined voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or to repeal this provision; provided however that if any such proposal receives the affirmative vote of each holder of at least 15% of the outstanding Voting Stock who also held at least 15% of the outstanding Voting Stock of the corporation on May 15, 1989, then such proposal shall require only the affirmative vote of the holders of at least a majority of the outstanding Voting Stock of the corporation.



                                     - C-3 -

     Vote Required for Certain Business Combinations

     (A) In addition to any affirmative vote required by law or these Articles of Organization, and except as otherwise expressly provided in Paragraph (B) of this Provision:

          1. any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (a) an Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as such term is hereinafter defined) of an Interested Stockholder; or

          2. any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) to or with (a) an Interested Stockholder or (b) or any other person (whether or not itself an Interested Stockholder) which is, or after such sale, lease, exchange, mortgage, pledge, grant of security interest, transfer or other disposition would be, an Affiliate of an Interested Stockholder, directly or indirectly, of substantially all of the assets of the corporation (including, without limitation, any voting securities of a Subsidiary) or any Subsidiary; or

          3. the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary, or both, to (a) an Interested Stockholder or (b) any other person (whether or not itself an Interested Stockholder) which is, or after such issuance or transfer would be, an Affiliate of an Interested Stockholder in exchange for cash, securities or other property (or a combination thereof); or

          4. the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of an Interested Stockholder; or

          5. any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary directly or indirectly beneficially owned by (a) an Interested Stockholder or (b) any other person

                                     - C-4 -

(whether or not itself an Interested Stockholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate of an Interested Stockholder;

shall not be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least eighty (80%) percent of the combined voting power of the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in these Articles of Organization or in any agreement with any national securities exchange or otherwise.

     (B) The provisions of Paragraph (A) of this Provision shall not be applicable to any particular Business Combination (as hereinafter defined) and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Organization, if the Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined) or all of the following conditions shall have been met.

          1. The transaction constituting the Business Combination shall provide for a consideration to be received by all holders of Common Stock in exchange for all their shares of Common Stock, and the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

               (a) (if applicable) the highest per-share price (including any brokerage commissions, transfer taxes and soliciting dealers, fees) paid in order to acquire any shares of Common Stock Beneficially owned by an Interested Stockholder M within the two-year period immediately prior to the Announcement Date (as hereinafter defined), (ii) within the two-year period immediately prior to the Determination Date (as hereinafter defined) or (iii) in the transaction in which it became an Interested Stockholder, whichever is highest; or

               (b) the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher;



                                     - C-5 -

          2. If the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of such class or series of Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph 2 shall be required to be met with respect to every class or series of outstanding Voting Stock, whether or not an Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

               (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by an Interested Stockholder (i) within the two-year period immediately prior to the Announcement Date, (ii) within the two-year period immediately prior to the Determination Date, or (iii) in the transaction in which it became an Interested Stockholder, whichever is highest; or

               (b) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or the Determination Date, whichever is higher; or

               (c) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          3. The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of such class or series of Voting Stock which are beneficially owned by an Interested Stockholder and, if an Interested Stockholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of voting Stock beneficially owned by it. The price determination in accordance with subparagraphs 1 and 2 of this Paragraph
(B) shall be subject to appropriate adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or similar event;

                                     - C-6 -

          4. After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:

               (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor the full amount of any dividends (whether or not cumulative) payable on any outstanding preferred stock;

               (b) there shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) other than as approved by a majority of the Continuing Directors and (ii) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors;

               (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock at a price lower than that paid in the transaction in which it became an Interested Stockholder.

          5. After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided the corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

          6.   A proxy or information statement describing the proposed
Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such act, rules or regulations) shall be mailed to the stockholders of the corporation, no later than the earlier of (a) thirty (30) days prior to any vote on the proposed Business Combination or (b) if no vote on such Business Combination is required, sixty (60) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which the Continuing Directors, or any of

                                     - C-7 -
them, may have furnished in writing and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holder of Voting Stock other than an Interested Stockholder (such investment banking firm to be selected by a majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by the corporation of such opinion)

     (C)  For the purposes of this Provision:

          1. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 5 of Paragraph (A) of this Provision.

          2. "Voting Stock" shall mean stock of all classes and series of the corporation entitled to vote generally in the election of directors.

          3. "Person" shall mean any individual, firm, trust, partnership, association, corporation or other entity.

          4. "Interested Stockholder" shall mean any person (other than the corporation or any Subsidiary or any person who was a stockholder of the corporation on January 8, 1981) who or which:

               (a) is the beneficial owner, directly or indirectly, of more than ten (10%) percent of the combined voting power of the then outstanding Voting Stock; or

               (b) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of more than ten (10%) percent of the combined voting power of the then outstanding Voting Stock; or

               (c) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, unless such assignment or succession shall have occurred pursuant to a

                                     - C-8 -

Public Transaction (as hereinafter defined) or any series of transactions involving a Public Transaction.

     For the purposes of determining whether a person is an Interested Stockholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph 6 below but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or option, or otherwise.

          5. "Public Transaction" shall mean any (a) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933 or (b) open-market purchase of shares on a national securities exchange if, in either such case, the price and other terms of sale are not negotiated by the purchaser and the seller of the beneficial interest in the shares.

          6.   A person shall be a "beneficial owner" of any Voting Stock:

               (a) which such person or any of its Affiliates beneficially owns, directly or indirectly; or

               (b) which such person or any of its Affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding; or

               (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          7. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 27, 1989.

          8. "Subsidiary" shall mean any corporation of which a majority of any class of equity security (as defined in Rule3all.1 of the General Rules and Regulations under the

                                     - C-9 -

Securities Exchange Act of 1934, as in effect on June 27, 1989) is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in subparagraph 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

          9. "Continuing Director" shall mean any member of the Board of Directors of the corporation who is unaffiliated with, and not a nominee of, an Interested Stockholder and was a member of the Board prior to the time that such Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is unaffiliated with, and not a nominee of, an Interested Stockholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

          10. "Announcement Date" shall mean the date of the first public announcement of the proposed Business Combination.

          11. "Determination Date" shall mean the date on which an Interested Stockholder became an Interested Stockholder.

          12. "Fair Market Value" shall mean: (a) in the case of stock, the highest closing sale price during the thirty (30)-day period immediately preceding the date in question of a share of such stock on the National Market System of the National Association of Securities Dealers Automated Quotation System or any system then in use on any national securities exchange or automated quotation system, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.

     (D) A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Provision, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Provision, including, without limitation, (1) whether a person is an Interested Stockholder, (2) the number of shares of Voting Stock beneficially owned by any person, (3) whether a person is an Affiliate of another, (4) whether the requirements of Paragraph (B) of this Provision have been met and (5) such other matters with respect to which a determination is required under this Provision. The good faith determination of

                                    - C-10 -
a majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Provision.

     (E) Nothing contained in this Provision shall be construed to relieve an Interested Stockholder of any fiduciary obligation imposed by law.

     (F) Notwithstanding any other provisions of these Articles of Organization or the By-laws of the corporation or the fact that a lesser percentage may be specified by law, these Articles of Organization or the By-laws of the corporation, the affirmative vote of the holders of at least eighty (80%) percent of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter, adopt any provision inconsistent with or repeal this Provision; provided however that if any such proposal receives the affirmative vote of each holder of at least 15% of the outstanding Voting Stock who also held at least 15% of the outstanding Voting Stock of the corporation on May 15, 1989, then such proposal shall require only the affirmative vote of the holders of at least a majority of the outstanding Voting Stock of the corporation.

     Redemption of Shares

     In accordance with Section 6 of Chapter 110D of the General Laws of the Commonwealth of Massachusetts the corporation by action of its Board of Directors is authorized, at the option of the corporation by such Board action but without requiring the agreement of the person who has made a control share acquisition (as defined in said Chapter 110D), to redeem all but not less than all shares acquired in such a control share acquisition in accordance with and subject to the limitations contained in said Chapter 110D including Section 6 thereof.

     Supramajority Vote

     In addition to any affirmative vote required by law or these Articles of Organization, with respect to certain Business Combinations, until December 31, 1994:

          1. any merger or consolidation of the corporation or any Subsidiary with any other corporation, person, business or entity ("Subsidiary" is defined as any corporation of which a majority of any class of equity security (as defined in Rule3all.1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 27, 1989) is owned, directly or indirectly, by the corporation); or


                                    - C-11 -

          2. any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the corporation, but specifically excluding any granting of a security interest associated with a debt transaction approved by the Board of Directors; or

          3. the adoption of any plan or proposal for the liquidation or dissolution of the corporation; or

          4. any amendment to or rescission of this subsection of Article 6 entitled "Supramajority Vote";

shall not be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least eighty (80%) percent of the combined voting power of the then outstanding shares of voting stock of the corporation entitled to vote thereon ("Voting Stock"), voting together as a single class; provided, however that if any such action receives the affirmative vote of each holder of at least 15% of the outstanding Voting Stock of the corporation who also held at least 15% of the outstanding Voting Stock of the corporation on May 15, 1989, then such proposal shall require only the affirmative vote of the holders of that number of the outstanding Voting Stock of the corporation as is required by applicable law, these Articles of Organization or the by-laws.




                                    - C-12 -

                                                                       Exhibit A
                                                                       ---------

                               COGNEX CORPORATION
                            PLAN OF RECAPITALIZATION
                                  June 27, 1989

     1. COMMON STOCK. As of the Effective Date (as defined below), Cognex Corporation (the "Company") will complete a one-for-two reverse stock split pursuant to which (A) each holder of two (2) shares of the currently issued and outstanding Class A Common Stock, with $.001 par value per share ("Old Class A Stock") of the Company will be entitled to receive, in exchange therefor, one
(1) share of the newly authorized but unissued Class A Common Stock, with $.002 par value per share ("New Class A Stock") of the Company and (B) each holder of two (2) shares of the currently issued and outstanding Class B Common Stock with $.001 par value per share ("Old Class B Stock") will be entitled to receive, in exchange therefor, one (1) share of the newly authorized but unissued Class B Common Stock of the Company with $.002 par value per share ("New Class B Stock"). Fractional shares will not be issued by the Company and, in lieu thereof, holders will receive cash in an amount equal to the fair value of that fractional share as of the Effective Date as determined by the Board of Directors of the Company. Stockholders must return for exchange all certificates representing shares of Old Class A Stock and Old Class B Stock in order to receive cash or certificates representing New Class A Stock or New Class B Stock. Accompanying the Notice of the Special Meeting is a Letter of Transmittal for each holder to complete, date, execute and return to the Company together with all certificates representing Old Class A Stock and Old Class B Stock. The Transmittal Letter and the certificates will be held by the Company until the Plan of Recapitalization is approved. Certificates representing the New Class A Stock and New Class B Stock need not be issued in the event that the Company completes the total conversion of all of its capital stock to a single series and class of Common Stock. In such event, certificates representing such single class of Common Stock will be issued. If the Plan is not approved, the certificates and the Transmittal Letter will be returned to the holder.

     2. PREFERRED STOCK. As a result of the reverse stock split approved in paragraph 1 above, the conversion rates for the Company's currently authorized Preferred Stock shall be adjusted (and Article 4 of the Articles of Organization of the Company shall be amended) as follows: (A) the applicable Conversion Rate for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, upon the consummation of the reverse stock split, shall be five
(5) such that each share of Series A, B and C Preferred Stock converts into five
(5) shares of New Class A Stock and (B) the applicable Conversion Rate for the Series D Preferred Stock, upon the consummation of the reverse stock split, shall be one-half (1/2) such that each share of Series D Preferred Stock shall convert into one-half (1/2) share of New Class A Stock.

     3. AMENDMENTS TO ARTICLES OF ORGANIZATION. As a result of the reverse stock split approved in paragraph 1 above, by adoption of this Plan of Recapitalization, the Articles of Organization of the Company are amended such that the total number of shares and the par value, if any, of the Common Stock that the Company is authorized to issue shall be changed from 10,000,000 shares of Class A Common Stock with $.001 par value per share and 2,500,000 shares of Class B Common Stock with $.001 par value per share to 5,000,000 shares of Class A Common Stock with $.002 par value per share and 1,250,000 shares of Class B Common Stock with $.002 par value per share. In addition, by adoption of this Plan of Recapitalization, the Articles of Organization are hereby further amended to increase the number of shares of Class A Common Stock that the Corporation is authorized to issue from 5,000,000 shares with $.002 par value per share to 10,000,000 shares with $.002 par value per share (such new shares to be known as "Common Stock"). The Company need not file two separate Articles of Amendment to reflect these amendments and may make one filing with the Secretary of the Commonwealth of Massachusetts showing the ultimate effect to the Articles of Organization of this Plan of Recapitalization.

     4. EFFECTIVE DATE. As used herein, the term "Effective Date" shall mean June 28, 1989.

     *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles

                       Article 3, Article 4 and Article 6
--------------------------------------------------------------------------------
                (*If there are no such amendments, state "None".)

                   Briefly describe amendments in space below:

To Article 3
------------

1. Adopted the Cognex Corporation Plan of Recapitalization on June 27, 1989 (see Exhibit A hereto), following which the only shares of capital stock which the Corporation shall have authority to issue shall be 10,000,000 shares of a single class of Common Stock having a par value of $.002 per share and 400,000 shares of Preferred Stock par value $.01 per share, all the previously issued Class A and Class B Common Stock and the Series A, B, C and D Preferred Stock having been converted into shares of a single class of Common Stock.

To Article 4
------------

1.   Amended description of each of the different classes of stock.

To Article 6
------------

1.   Creation of a classified Board of Directors.
2.   Adoption of a Fair Price Amendment.
3. Adoption of provision regarding the redemption by the Corporation of shares acquired in a control share acquisition; and
4. Adoption of provision regarding supramajority voting to approve certain transactions.






IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, we have hereto signed our
names this    27th    day    of    June    in the year 1989.




                       /s/ Robert J. Shillman                         President/

---------------------------------------------------------------------

                      /s/ Anthony J. Medaglia, Jr.                        Clerk/

---------------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                        RESTATED ARTICLES OF ORGANIZATION
                    (GENERAL LAWS, CHAPTER 156B, SECTION 74)

                        I hereby approve the within restated articles of
                    organization and, the filing fee in the amount of
                    $           having been paid, said articles are
                    deemed to have been filed with me
                    this
                    day of                        , 1989.






                                        /s/ Michael Joseph Connolly
                                        -------------------------------
                                        MICHAEL JOSEPH CONNOLLY
                                           Secretary of State









                         TO BE FILLED IN BY CORPORATION

              PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE
              SENT TO:


                            Anthony J. Medaglia, Jr.
              ----------------------------------------------------------

                               Hutchins & Wheeler
              ----------------------------------------------------------

                      101 Federal Street, Boston, MA 02110
              ----------------------------------------------------------

                 Telephone  (617) 951-6600
                            --------------------------------------------

                                                             Copy Mailed

                        The Commonwealth of Massachusetts
__________      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
EXAMINER                 MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                             ARTICLES OF AMENDMENT        FEDERAL IDENTIFICATION


                                                          NO. 04-2713778
                                                              --------------
                    GENERAL LAWS, CHAPTER 156B, SECTION 72


          We,  Robert J. Shillman                              , President/, and
               Anthony J. Medaglia, Jr.                              , Clerk/ of


                               COGNEX CORPORATION
     ---------------------------------------------------------------------------
                           (EXACT Name of Corporation)

     located at  15 Crawford Street, Needham, Massachusetts  02194
                 ---------------------------------------------------------------
 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                        3
     ---------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

     of the Articles of Organization were duly adopted at a meeting held on April 30, 1991, by vote of :

-------
Name
Approved

     2,547,604   shares of             Common Stock             out of   4,087,176   shares outstanding,
     ---------               --------------------------------            ---------
                             type, class and series, (if any)
     -0-         shares of            Preferred Stock           out of   -0-         shares outstanding, and
     ---------               --------------------------------            ---------
                             type, class and series, (if any)
                 shares of                                      out of               shares outstanding,
     ---------               --------------------------------            ---------
                             type, class and series, (if any)



     CROSS OUT           being at least a majority of each type, class or series
     INAPPLICABLE        outstanding and entitled to vote thereon: (1)
     CLAUSE




     C  | |

     P  | |

     M  | |              (1)  For amendments adopted pursuant to Chapter 156B,
                              Section 70.
     RA | |              (2)  For amendments adopted pursuant to Chapter 156B,
                              Section 71.
------
P.C.

     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:            N/A                  COMMON:       10,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:         N/A                  PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------


CHANGE the total authorized to:


     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:            N/A                  COMMON:       15,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:         N/A                  PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     EFFECTIVE DATE:   Date of Filing
                     -----------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this Thirtieth day of April, in the year 1991.



                     /s/ Robert J. Shillman
_________________________________________________________President/

                  /s/ Anthony J. Medaglia, Jr.
____________________________________________________________Clerk/

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


                ================================================

                         I hereby approve the within articles of
                 amendment and, the filing fee in the amount of $5,000.00 having been paid, said articles are deemed to have been filed with me this 9th day of May, 1991.








                               /s/ Michael J. Connolly
                               -------------------------------
                               MICHAEL J. CONNOLLY
                               Secretary of State







               TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:


                 ANTHONY J. MEDAGLIA, JR.
               -----------------------------------------------------------------
                 HUTCHINS & WHEELER
               -----------------------------------------------------------------
                 101 FEDERAL STREET, BOSTON, MA 02110
               -----------------------------------------------------------------
                 TELEPHONE: (617) 951-6600
                           -----------------------------------------------------

                        The Commonwealth of Massachusetts
__________      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
EXAMINER                 MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                             ARTICLES OF AMENDMENT        FEDERAL IDENTIFICATION

                                                          NO. 04-2713778
                                                             -------------------
                    GENERAL LAWS, CHAPTER 156B, SECTION 72


          We,  Robert J. Shillman                              , President/, and
               Anthony J. Medaglia, Jr.                              , Clerk/ of


                               COGNEX CORPORATION
     ---------------------------------------------------------------------------
                           (EXACT Name of Corporation)

     located at  15 Crawford Street, Needham, Massachusetts  02194
                 ---------------------------------------------------------------
 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                        3
     ---------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

     of the Articles of Organization were duly adopted at a meeting held on April 21, 1992, by vote of :

-------
Name
Approved

     5,387,004   shares of             Common Stock             out of   8,450,806   shares outstanding,
     ---------               --------------------------------            ---------
                             type, class and series, (if any)
     -0-         shares of            Preferred Stock           out of   -0-         shares outstanding, and
     ---------               --------------------------------            ---------
                             type, class and series, (if any)
                 shares of                                      out of               shares outstanding,
     ---------               --------------------------------            ---------
                             type, class and series, (if any)



     CROSS OUT           being at least a majority of each type, class or series
     INAPPLICABLE        outstanding and entitled to vote thereon:  (1)
     CLAUSE




     C  | |

     P  | |

     M  | |              (1)  For amendments adopted pursuant to Chapter 156B,
                              Section 70.
     RA | |              (2)  For amendments adopted pursuant to Chapter 156B,
                              Section 71.
------
P.C.

     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:            N/A                  COMMON:       15,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:         N/A                  PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------


CHANGE the total authorized to:


     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:            N/A                  COMMON:       25,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:         N/A                  PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     EFFECTIVE DATE:   Date of Filing
                     -----------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 21st day of April, in the year 1992.



                 /s/ Robert J. Shillman
_________________________________________________________President/


              /s/ Anthony J. Medaglia, Jr.
____________________________________________________________Clerk/

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


                ================================================

                         I hereby approve the within articles of
                 amendment and, the filing fee in the amount of $10,000.00 having been paid, said articles are deemed to have been filed with me this 3rd day of August, 1992.








                               /s/ Michael J. Connolly
                               -------------------------------
                               MICHAEL J. CONNOLLY
                               Secretary of State







               TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:


                 ANTHONY J. MEDAGLIA, JR.
               -----------------------------------------------------------------
                 HUTCHINS & WHEELER
               -----------------------------------------------------------------
                 101 FEDERAL STREET, BOSTON, MA 02110
               -----------------------------------------------------------------
                 TELEPHONE: (617) 951-6600
                           -----------------------------------------------------

                        The Commonwealth of Massachusetts
__________      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
EXAMINER                 MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                             ARTICLES OF AMENDMENT        FEDERAL IDENTIFICATION

                                                          NO.  04-2713778
                                                             -------------------
                    GENERAL LAWS, CHAPTER 156B, SECTION 72


          We,  Robert J. Shillman                             , President/ , and
               Anthony J. Medaglia, Jr.                             , Clerk/  of


                               COGNEX CORPORATION
     ---------------------------------------------------------------------------
                           (EXACT Name of Corporation)

     located at  15 Crawford Street, Needham, Massachusetts  02194
                 ---------------------------------------------------------------
 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                        3
     ---------------------------------------------------------------------------
       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

     of the Articles of Organization were duly adopted at a meeting held on April 25, 1995, by vote of :

-------
Name
Approved

    13,514,984   shares of             Common Stock             out of  18,840,535   shares outstanding,
    ----------               --------------------------------           ----------
                             type, class and series, (if any)
                 shares of                                      out of               shares outstanding, and
    ----------               --------------------------------           ----------
                             type, class and series, (if any)
                 shares of                                      out of               shares outstanding,
    ----------               --------------------------------           ----------
                             type, class and series, (if any)



     CROSS OUT           being at least a majority of each type, class or series
     INAPPLICABLE        outstanding and entitled to vote thereon: (1)
     CLAUSE




     C  [ ]

     P  [ ]

     M  [ ]              (1)  For amendments adopted pursuant to Chapter 156B,
                              Section 70.
     RA [ ]              (2)  For amendments adopted pursuant to Chapter 156B,
                              Section 71.
------
P.C.

     Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


    WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:            N/A                  COMMON:       25,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:         N/A                  PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------


CHANGE the total authorized to:


    WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:            N/A                  COMMON:       60,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:         N/A                  PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     EFFECTIVE DATE:   Date of Filing
                     -----------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 25th day of April, in the year 1995.



                      /s/ Robert J. Shillman
_________________________________________________________President/

                   /s/ Anthony J. Medaglia, Jr.
____________________________________________________________Clerk/

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


                ================================================

                         I hereby approve the within articles of
                 amendment and, the filing fee in the amount of $35,000.00 having been paid, said articles are deemed to have been filed with me this 18th day of May, 1995.







                               /s/ William Francis Galvin
                               -------------------------------
                               WILLIAM FRANCIS GALVIN
                               Secretary of the Commonwealth







               TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:


                 SHANNON D. WHISENART
               -----------------------------------------------------------------
                 HUTCHINS, WHEELER & DITTMAR
               -----------------------------------------------------------------
                 101 FEDERAL STREET, BOSTON, MA 02110
               -----------------------------------------------------------------
                 TELEPHONE: (617) 951-6600
                           -----------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO.    04-2713778
                                                              ------------------

________              The Commonwealth of Massachusetts
Examiner                    William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

________                    ARTICLES OF AMENDMENT
Name               (General Laws, Chapter 156B, Section 72)
Approved

          We,       Robert Shillman ,            *President/
              ---------------------------------
          and       Anthony J. Medaglia, Jr.         *Clerk/
              ---------------------------------
          of           COGNEX CORPORATION

                           (Exact name of corporation)

          located at  One Vision Drive, Natick, MA  01760
                     -----------------------------------------------------------
                          (Street address of corporation in Massachusetts)

          certify that these Articles of Amendment affecting articles numbered:

                                        3
          ---------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

          of the Articles of Organization were duly adopted at a meeting held on April 23, 1996, by vote of:

            31,729,416    shares of           Common Stock           of   39,116,359    shares outstanding
          --------------             ------------------------------     -------------
                                     (type, class & series, if any)
                          shares of                                  of                 shares outstanding, and
          --------------             ------------------------------     -------------
                                     (type, class & series, if any)
                          shares of                                  of                 shares outstanding, and
          --------------             ------------------------------     -------------
                                     (type, class & series, if any)


C    [ ]

P    [ ]

M    [ ]  (1)**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/or (2)**being at least R.A. [ ] two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

          *Delete the inapplicable words.     **Delete the inapplicable clause.
          (1) For amendments adopted pursuant to Chapter 156B, Section 70.
          (2) For amendments adopted pursuant to Chapter 156B, Section 71.
          Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.
________
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


    WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:                                 COMMON:       60,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:                              PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------


CHANGE the total authorized to:


    WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS
--------------------------------        ----------------------------------------
    TYPE      NUMBER OF SHARES             TYPE    NUMBER OF SHARES   PAR VALUE
--------------------------------        ----------------------------------------
 COMMON:                                 COMMON:      120,000,000        $.002
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------
 PREFERRED:                              PREFERRED:       400,000        $0.01
--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

--------------------------------        ----------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

 Later effective date:
                      ---------------------------------------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this 23rd day of April, in the year 1996.



                       /s/ Robert J. Shillman                         President/
----------------------------------------------------------------------

                           Robert J. Shillman


                       /s/ Anthony J. Medaglia, Jr.                       Clerk/
-----------------------------------------------------------------------
                           Anthony J. Medaglia, Jr.




*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


                ================================================

                         I hereby approve the within articles of
                 amendment and, the filing fee in the amount of $60,000.00 having been paid, said articles are deemed to have been filed with me this 10th day of May, 1996.




                 Effective date: _______________________________










                          /s/ William Francis Galvin
                          ------------------------------------
                          WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth






               TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:


                 PATRICIA ROBICHAUD
               -----------------------------------------------------------------
                 HUTCHINS, WHEELER & DITTMAR
               -----------------------------------------------------------------
                 101 FEDERAL STREET,
                 BOSTON, MA 02110
               -----------------------------------------------------------------
                 TELEPHONE: (617) 951-6600
                           -----------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                                  No. 04-2713778


                        THE COMMONWEALTH OF MASSACHUSETTS

Examiner                       WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

Name
Approved

We,    Robert Shillman                                  , *President / XXXXXXXX,
     ---------------------------------------------------
and    Anthony J. Medaglia, Jr.                            , *Clerk / XXXXXXXXX
    ------------------------------------------------------
of    Cognex Corporation                                       ,
    -----------------------------------------------------------
                        (Exact name of corporation)

location at  One Vision Drive,  Natick, MA  01760                            ,
            -----------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles number:


                                        3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on

May 8               , 20   00   , by vote of:  35,885,629        shares of
---------------------------------             ------------------
Common Stock                   of   42,774,560    shares outstanding,
-----------------------------     --------------
(type, class & series, if any)

                           shares of                                of
--------------------------           ------------------------------
                                     (type, class & series, if any)
                    shares outstanding, and                            shares of
-------------------                         --------------------------
                              of                         shares outstanding,
-----------------------------    ------------------------
(type, class & series, if any)

C    [ ]

C    [ ]   (1)** being at least a majority of each type, class or series outstanding and entitled to vote thereon: / or (2)** being at least
P    [ ]   two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights
R.A. [ ]   are adversely affected thereby:


*Delete the inapplicable words.             **Delete the inapplicable clause.

(1) For amendments adopted pursuant to Chapter 156B, Section 70.

(2) For amendments adopted pursuant to chapter 156B, Section 71.

P.C.

NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

   WITHOUT PAR VALUE STOCKS                             WITH PAR VALUE STOCKS
---------------------------                             ---------------------
TYPE          NUMBER OF SHARES       TYPE          NUMBER OF SHARES        PAR VALUE
----          ----------------       ----          ----------------        ---------
Common:                              Common:          120,000,000               $.002

Preferred:                           Preferred:           400,000               $.0l

Change the total authorized to:

   WITHOUT PAR VALUE STOCKS                             WITH PAR VALUE STOCKS
---------------------------                             ---------------------
TYPE          NUMBER OF SHARES       TYPE          NUMBER OF SHARES        PAR VALUE
----          ----------------       ----          ----------------        ---------
Common:                              Common:          140,000,000              $.002

Preferred:                           Preferred:           400,000               $.0l

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
                     --------------------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this   8th     day of     May      ,
                                            ---------        -------------
20 00 ,
  ----

 /s/ Robert Shillman                                     , *President / XXXXXXXX
--------------------------------------------------------
Robert Shillman

 /s/ Anthony J. Medaglia, Jr.                         , *Clerk / XXXXXXXX
--------------------------------------------------------
Anthony J. Medaglia, Jr.

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $ 20,000 having been paid, said articles are deemed to
              ---------
have been filed with me this 10th  day of           May        20 00.
                             ----          ------------------     ---




Effective date: May 10, 2002
                ------------




                             WILLIAM FRANCIS GALVIN

                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

Patricia Robichaud, Corporate Paralegal
--------------------------------------------------------------------------------
c/o Hutchins, Wheeler & Dittmar, 101 Federal Street
--------------------------------------------------------------------------------
Boston, MA 02110
--------------------------------------------------------------------------------
Telephone:      617-951-6653
--------------------------------------------------------------------------------